Blackstone Mortgage Trust, Inc. February 16, 2016 Fourth Quarter and Full Year 2015 Results Confidential Exhibit 99.2

Fourth Quarter and Full Year 2015 Highlights Core Earnings(a) per share of $0.68 in 4Q supporting the $0.62 dividend (110% coverage); 2015 Core Earnings(a) per share of $2.36, and 2015 total dividends of $2.28. GAAP net income of $0.70 per share during 4Q and 2015 GAAP net income of $2.41 per share, including $0.17 of 2015 CT Legacy Portfolio net income. Book value per share of $26.56, up $1.46 from $25.10 at year end 2014. Loan originations of $391 million in 4Q; 2015 total loan originations of $8.8 billion, including the $4.9 billion GE portfolio acquisition and $3.9 billion of directly originated loans. Loan repayments of $649 million in 4Q; 2015 total loan repayments of $2.4 billion. Total leverage(b) of 3.1x in 4Q, down from 2Q high of 3.4x as GE portfolio add-on advance reduced to $41 million (83% repaid). Total liquidity of $601 million(c) at quarter-end, providing for $2.3 billion(c) of potential loan originations and fundings. Information included in this presentation is as of or for the period ended December 31, 2015, unless otherwise indicated. See Appendix for a definition of Core Earnings, gross return on investment (“Gross ROI”), historical return on investment (Historical ROI”), as well as certain per share calculations that are referenced throughout this presentation. 4Q and full year 2015 Core Earnings reported net of incentive fee expenses. See Appendix for a reconciliation to GAAP net income. Ratio of (i) total debt outstanding, non-consolidated senior interests, and senior loan participations, less cash to (ii) stockholders’ equity. Total liquidity includes $96 million of cash and $505 million of available borrowings. Potential loan originations assumes 4.0x asset-level leverage on total liquidity, net of $134 million of minimum liquidity requirements under applicable debt covenants.

2015 Performance BXMT’s portfolio doubled in size during 2015, driving growth in dividends and earnings without compromising strong portfolio metrics and balance sheet stability. Dividends & Core Earnings Growth (Quarterly Amounts Per Share) Quarterly Originations (Total Loan Commitment, Dollars in Millions) 64% 63% 64% 64% LTV:(a) 2.5x 3.4x 3.3x 3.1x Total Leverage:(b) $391 $0.68 31% increase $0.62 19% increase Portfolio weighted average as of each balance sheet date, reflects LTV as of the date loans were originated or acquired by BXMT. Ratio of (i) total debt outstanding, non-consolidated senior interests, and senior loan participations, less cash to (ii) stockholders’ equity.

Fourth Quarter 2015 Balance Sheet, Net Income, and Core Earnings(a) (Dollars in Millions) CT Legacy net income Secured financings ($46.3) Equity and other(c) $3.4 ($3.5) ($14.4) ($1.7) Loan portfolio $127.7 $65.3 $0.4 ($1.5) Interest income Interest expense Non-cash comp. $126.2 ($45.9) Core Earnings(b) Net Income $64.1 + + + Convertible notes, net Balance Sheet See Appendix page 14 for Third Quarter 2015 Balance Sheet, Net Income, and Core Earnings. See Appendix pages 15 and 12, respectively, for a definition of Core Earnings and a reconciliation to GAAP net income. Includes stockholders’ equity of $2.5 billion, less the net of (i) cash and cash equivalents of $96 million, (ii) certain other assets of $171 million, (iii) certain accounts payable, accrued expenses, and other liabilities of $86 million, and (iv) CT Legacy portfolio net equity value of $12 million. Mgmt./Incentive fees ($3.4) $3.5 $- ($0.1) $- $- ($14.4) ($1.8) G&A/other

Loan Portfolio Overview Closed four new loans totaling $391 million and funded $396 million, including $70 million of follow‑on fundings under previously originated loans. Loan repayments of $276 million of directly-originated loans plus $373 million of loans in the GE portfolio. Portfolio metrics remain consistent, with Gross ROI(a)(b) of 14.4% and LTV of 64%. Loan Portfolio Statistics Direct Loan Portfolio Net Funding(e) (Principal Activity, Dollars in Millions) $570 $1,099 $338 ($55) Net Loan Funding: See Appendix page 15 for a definition of gross return on investment (“Gross ROI”), which among other things, assumes maximum available leverage at the asset level, notwithstanding the amount actually borrowed. Historical return on investment (“Historical ROI”) for the fourth quarter was 12.7%, see Appendix page 15 for a definition of Historical ROI. Assumes applicable floating benchmark rates for weighted-average calculation. Weighted average coupon and all-in yield exclude subordinate loans, which are not comparable to other loans as they are reported net of related non-consolidated senior interests. Gross ROI calculation includes all loans and related financings. Excludes non-consolidated senior interests of $1.0 billion. Maximum maturity assumes all extension options are exercised, however floating rate loans generally may be repaid prior to their final maturity without penalty. Amounts include non-consolidated senior interests, and exclude GE Portfolio acquisition, fundings, and repayments.

Portfolio Diversification BXMT’s portfolio is diversified by collateral property type and geographic location, and is comprised of primarily senior mortgages and similar credit quality loans. Collateral Diversification (Net Book Value, % of Total) Office Multifamily Hotel Condo 1% Other Retail Manufactured Housing (MHC) Geographic Diversification (Net Book Value,% of Total) Senior Loans(a) (Net Book Value, % of Total) 97% States that comprise less than 1% of total loan portfolio NM 0.4% NY 22% CA 12% TX 8% CAN 6% FL 7% GA 4% IL 4% WA 3% VA 3% DC 3% NC 1% CO 2% AZ 1% HI 1% MA 1% MD 1% OR 1% IA 1% SC 1% TN, 1% OK 1% PA 1% DEU 3% UK 10% ES 1% NL 1% Senior loans include senior mortgages and similar credit quality loans, including related contiguous subordinate loans and pari passu participations in senior mortgage loans.

Financing Capacity Total financing capacity of $10.2 billion, including $1.1 billion of GBP and EUR multi-currency facilities. Total liquidity of $601 million(a) at quarter-end, providing for $2.3 billion(a) of potential loan originations and fundings. Total liquidity includes $96 million of cash and $505 million of available borrowings. Potential loan originations assumes 4.0x asset-level leverage on total liquidity, net of $134 million of minimum liquidity requirements under applicable debt covenants. Includes $1.3 billion of capacity and $1.0 billion of borrowings outstanding under non-consolidated senior interests, which result from non-recourse sales of senior loan interests in loans BXMT originates. BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet. Ratio of (i) total debt outstanding, less cash to (ii) stockholders’ equity. Excludes structural leverage provided by senior loan participations sold. Ratio of (i) total debt outstanding, non-consolidated senior interests, and senior loan participations, less cash to (ii) stockholders’ equity. 2.5x Debt-to-Equity Ratio(c) 3.1x Total Leverage(d) (Dollars in Billions) Capacity Outstanding Revolving Credit Facilities All - in cost of L+2.04% $4.8 $2.9 Asset - Specific Borrowings Primarily GE Portfolio financing at all - in cost of L+1.89% $3.4 $3.3 Convertible Notes Unsecured corporate debt; 5.25% $0.2 $0.2 Total Debt $8.4 $6.4 Senior Loan Participations (b) Pricing directly related to underlying collateral assets $1.8 (b) $1.5 (b) Total Financing $10.2 $7.9

Interest Rates Earnings are positively correlated to changes in USD and GBP LIBOR, the benchmark indices for 74% of BXMT’s loan portfolio and related secured financings. Concentration of fixed rate assets in EUR and CAD results in an inverse correlation to EURIBOR and CDOR; an increase in either benchmark rate by 50bps would decrease annual Core Earnings by approximately $0.01 per share. As of December 31, 2015, $148 million of floating rate loans earned interest based on floors that were above the applicable index, with an average floor of 1.80%. Portfolio Income Sensitivity to USD LIBOR (Annual Dollars of Net Interest Income per share) Portfolio Fixed vs. Floating (% of Principal Balance) Floating(a) Fixed Increasing USD LIBOR – Increasing Income

Appendix

Loan Portfolio Details The following table provides details of BXMT’s loan portfolio: ________________________________________________ Footnote. Date loan was originated or acquired by BXMT, and the LTV as of such date. Maximum maturity assumes all extension options are exercised, however floating rate loans generally may be repaid prior to their final maturity without penalty. Loan consists of one or more floating and fixed rate tranches. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation. Includes (i) 106 senior loans with an aggregate principal balance of $5.5 billion and (ii) four mezzanine loans with an aggregate principal balance of $223 million resulting from BXMT’s sale of the related non-consolidated senior interests. Weighted average coupon and all-in yield exclude subordinate loans, which are not comparable to other loans as they are reported net of syndicated amounts.

Consolidated Balance Sheets (Dollars in Thousands, Except per Share Data)

Consolidated Statements of Operations (Dollars in Thousands, Except per Share Data)

Per Share Calculations (Amounts in Thousands, Except per Share Data) Core Earnings Reconciliation Book Value per Share Earnings per Share Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans. Three Months Ended December 31, 2015 September 30, 2015 Net income 65,264 $ 66,888 $ CT Legacy Portfolio net income (3,408) (401) Non-cash compensation expense 3,460 3,188 GE purchase discount accretion adjustment (a) (1,542) (2,008) Other items 310 (119) Core Earnings 64,084 $ 67,548 $ Weighted-average shares outstanding, basic and diluted 93,574 93,358 Core Earnings per share, basic and diluted 0.68 $ 0.72 $ December 31, 2015 September 30, 2015 Stockholders' e quity 2,492,588 $ 2,487,125 $ Shares Class A common stock 93,702 93,213 Deferred stock units 142 135 Total outstanding 93,844 93,348 Book value per share 26.56 $ 26.64 $ Three Months Ended December 31, 2015 September 30, 2015 Net income 65,264 $ 66,888 $ Weighted-average shares outstanding, basic and diluted 93,574 93,358 Earnings per share, basic and diluted 0.70 $ 0.72 $

Reconciliation of Net Income to Core Earnings(a) (Amounts in Thousands, Except per Share Data) Beginning in the third quarter of 2015, Core Earnings is net of incentive fee expenses. Prior period Core Earnings have also been presented above net of incentive fees to allow for comparability. Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans.

Third Quarter 2015 Balance Sheet, Net Income, and Core Earnings(a) (Dollars in Millions) CT Legacy net income Secured financings ($51.3) Equity and other(b) $0.4 ($3.2) ($13.8) ($2.0) Loan portfolio $136.8 $66.9 $0.4 ($2.0) Interest income Interest expense Non-cash comp. $134.8 ($50.9) Core Earnings(a) Net Income $67.5 + + + Convertible notes, net Balance Sheet See Appendix pages 15 and 12, respectively, for a definition of Core Earnings and a reconciliation to GAAP net income. Includes stockholders’ equity of $2.5 billion, less the net of (i) cash and cash equivalents of $139 million, (ii) certain accrued interest receivable, prepaid expenses, and other assets of $306 million, (iii) certain accounts payable, accrued expenses, and other liabilities of $87 million, and (iv) CT Legacy portfolio net equity value of $8 million. Mgmt./Incentive fees ($0.4) $3.2 $- ($0.5) $- $- ($13.8) ($2.5) G&A/other

Definitions Core Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Core Earnings, a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”) in this presentation. Core Earnings is an adjusted measure that helps BXMT evaluate its performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. Although according to its management agreement BXMT calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fees expense, beginning with the third quarter of 2015, BXMT will report Core Earnings after incentive fees expense, as BXMT believes this is a more meaningful presentation of the economic performance of its class A common stock. Core Earnings is defined as GAAP net income (loss), including realized losses not otherwise included in GAAP net income (loss), and excluding (i) net income (loss) attributable to the CT Legacy Portfolio, (ii) non-cash equity compensation expense, (iii) depreciation and amortization, (iv) unrealized gains (losses), and (v) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors. Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of BXMT’s GAAP cash flows from operations, a measure of BXMT’s liquidity, or an indication of funds available for its cash needs. In addition, BXMT’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, its reported Core Earnings may not be comparable to the Core Earnings reported by other companies. Weighted average gross return on investment (“Gross ROI”): Investment return based on each asset’s all-in yield, assuming current rates with no dispositions, early repayments, or defaults, and all-in cost of secured debt, assuming full leverage at the asset level based on the maximum available leverage in place or in negotiation for each investment, notwithstanding the amount actually borrowed. Gross ROI includes the impact of financing the fixed rate loans in the GE portfolio with floating rate debt, but excludes costs related to convertible notes, the sequential pay advance under the GE portfolio acquisition facility, management fees, and other corporate-level expenses. Gross ROI is presented solely for informational purposes and is not representative of net income recognized in prior or future periods. Historical return on investment (“Historical ROI”): Historical ROI for a given quarter is calculated as (i) annualized net interest income from loans and other investments, excluding the interest expense incurred under convertible notes, divided by (ii) average shareholders’ equity and convertible notes outstanding during the period.

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Blackstone Mortgage Trust’s (“BXMT”) current views with respect to, among other things, BXMT’s operations and financial performance, including performance of the loan portfolio acquired from GE Capital. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.